1

                                  OFFICE LEASE






Property Address:          Crown Point Corporate Center
                           400 Professional Drive
                           Gaithersburg, Maryland 20879-3433

Lessor:                    Transwestern - Robinson I, LLC

Lessee:                    PMC - Sierra US, Inc.
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Commencement:              March 1, 2001
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Expiration:                February 28, 2011
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                                 OFFICE LEASE


         THIS LEASE (the "Lease) is made as of January 9, 2001, by and between Transwestern - Robinson I, LLC, a Delaware limited liability company ("Lessor"), and PMC - Sierra US, Inc., a Delaware corporation ("Lessee").

         1. DESCRIPTION OF PREMISES. Lessor, in consideration of the rents to be paid by Lessee and other covenants of Lessee contained herein, does hereby lease to Lessee the premises described below (the "Premises"):

         Suite 300, consisting of 18,844 rentable square feet, Suite 400, consisting of 26,691 rentable square feet, and Suite 500, consisting of 26,495 rentable square feet for a total of 72,030 rentable square feet as outlined on the attached Exhibit A and described in Exhibit B, located in a building (the "Building") commonly known as Crown Point Corporate Center, 400 Professional Drive, Gaithersburg, Maryland 20879-3343. The final calculations for all three (3) Suites will be done in accordance with modified BOMA 1996 standards and any applicable adjustment made to this paragraph with regard to the total rentable area.

         2. TERM. The term of this Lease (the "Term") shall be for a period of one hundred twenty (120) months, commencing sixty (60) days after delivery of the Premises to Lessee for the construction of the Tenant Improvements (the "Commencement Date"), and ending at midnight on the 28th day of February, 2011 (the "Expiration Date"). Lessor shall deliver the Premises to Tenant for the construction of the Tenant Improvements within three (3) business days from the full execution of this Lease. In the event the Premises are not delivered to Lessee on or before January 15, 2001, then Lessee may terminate this Lease upon written notice to Lessor.

         3. RENT. Lessee agrees to pay Lessor, without demand, deduction or offset, annual rent for the Term of this Lease in the amount of One Million Eight Hundred Thirty Six Thousand Seven Hundred Sixty Five and No/100 Dollars ($1,836,765.00) per annum, payable monthly in advance on the Commencement Date and on the first business day of each and every subsequent month in the amount of One Hundred Fifty Three Thousand Sixty Three and 75/100 Dollars ($153,063.75) ("Basic Rent"). If the Term of this Lease shall commence or expire on a day other than the first day of a calendar month, the rent for any partial month shall be pro-rated. All rent payments shall be paid to Lessor's at its address specified in paragraph 30 below, or such other place as Lessor designates in writing. Whenever it is provided by the terms of this Lease that Lessee is required to make any other payments to Lessor, such payments shall be deemed to be additional rent.

         4. ACCEPTANCE OF PREMISES. Occupancy of the Premises by Lessee shall constitute its acceptance of same, except for material defects and deficiencies specified in writing by Lessee to Lessor within thirty (30) days after Lessee's occupancy. Lessee acknowledges that Lessor has not made any warranties or representations, oral or written, as to the use or fitness of the Premises for any particular purpose, except for use permitted in Section 6 of this Lease. Lessor shall not be responsible for obtaining any governmental approvals or permits necessary to enable Lessee to occupy or use the Premises (other than the certificate of occupancy and other approvals related to work done by Lessor to construct the Premises), same being the sole responsibility of Lessee. Lessor shall not be responsible for obtaining any certificates of occupancy or other approvals required in connection with construction work done by Lessee or contractors engaged by Lessee. Notwithstanding the foregoing, Lessor represents and warrants that (i) the Base Building work was constructed in accordance with Exhibit G and shall be in good condition and shall be in compliance with all laws, and (ii) the Building systems serving the Premises shall be in good operating condition as of the Delivery Date.

         5.       (a)      DELAY IN COMMENCEMENT.  INTENTIONALLY DELETED.
                  (b)      EARLY POSSESSION.  INTENTIONALLY DELETED.

         6. USE AND COMPLIANCE WITH LAW. The Premises shall be used only for general offices, sales, software design, electrical engineering labs and all legal uses typical to Lessee's business operations, and for no other purpose without Lessor's prior written consent. Lessee shall not use the Premises for any unlawful purpose or so as to constitute a nuisance. Lessee covenants and agrees to comply with all restrictive covenants and ordinances and regulations of governmental authorities applicable to the Premises.

         Lessee, at Lessee's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force, which shall impose any duty upon Lessor or Lessee with respect to the use and occupation of the Premises by Lessee subsequent to the Commencement Date, including without limitation, The Americans With Disabilities Act of 1990 (the "ADA"). Lessor shall, at is sole cost and expense, be responsible for delivering the Building in compliance with all laws, rules, orders, ordinances, or regulations of any state, federal, local, county, or municipal authority then in force, including, without limitation, the ADA, as of the Commencement Date; and, Lessor's responsibility for compliance with ADA from and after the Commencement Date shall be limited to the common areas and restrooms of the Building, but not the Premises. Following the Commencement Date, Lessor shall be required at its sole cost and expense to complete any structural alterations to the Building and/or common areas required to comply with any laws, rules, orders, ordinances or regulations of any state, federal, local, county or municipal authority applicable to the Building and/or common areas, including, without limitation, the ADA; and, to the extent that Lessee changes its use of the Premises or makes any alterations to the Premises subsequent to the Commencement Date in accordance with the terms hereof, Lessee shall be required, at its sole cost and expense, to complete any such alterations to the Premises required to comply with any laws, rules, orders, ordinances or regulations of any state, federal, local, county or municipal authority applicable to the Premises, including, without limitation, the ADA.

         If either party receives any notices alleging violation of ADA relating to any portion of the Building or of the Premises; any written claims or threats regarding non-compliance with ADA and relating to any portion of the Building or of the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with ADA and relating to any portion of the Building or of the Premises, then the party receiving such notice shall, within ten (10) days after receipt of the same, advise the other in writing, and provide the other with copies of any such claim, threat, action or investigation (as applicable).

         7. SIGNS. Subject to Section 9 of Rider No. 1, Lessee shall not, without the prior written consent of Lessor (which consent shall not be unreasonably withheld), the architectural review committee and any governmental agency having jurisdiction over the Building, place any signs or advertising matter or material on the exterior or interior of the Building. If Lessor approves any signage or advertising matter or material, Lessee shall remove same at the request of Lessor but no later than at the termination or expiration of this Lease.

         8. QUIET ENJOYMENT AND COVENANT OF TITLE. Lessor covenants that it has full right and power to execute this Lease and to grant the estate demised herein, and the Lessee, upon payment of the rents herein reserved and performing the terms, conditions, and covenants herein contained, shall peacefully and quietly have, hold, and enjoy the Premises during the full Term of this Lease, and any extension hereof, from all persons claiming through Lessor.

         9.LESSOR'S SERVICES.

         (a) Lessee, its agents, contractors, employees or invitees shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week.

         (b) Lessor shall furnish the following services to Lessee at Lessor's cost on and during each business day (excluding Saturdays, Sundays and federal holidays), except that water and electricity shall be made available to the Premises twenty-four (24) hours a day, seven (7) days a week:

               (i) Elevator service (if elevators are in the Building).

               (ii) Daily janitorial service and supplies for the Common Areas as described in Exhibit D in the Building and Premises, Monday through Friday.

               (iii) Heating and air conditioning during the appropriate seasons at levels similar to those maintained in similar Class "A" office buildings during normal business hours (Monday through Friday, 8:00 a.m. to 6:00 p.m. and Saturday, 9:00 a.m. to 1:00 p.m.).

               (iv) Hot and cold water as required for drinking, cleaning and lavatory purposes.

               (v) Electricity supplied through the Building's 110-volt 20 amp circuits for lighting purposes and for operation of small business machines and equipment (e.g., fax machines, adding machines and similar equipment). If Lessee desires dedicated or 220-volt electrical circuits, or wishes to install electrical equipment which will cause usage of electricity within the Premises to be above normal electrical usage for general office space, Lessee shall obtain Lessor's written consent prior to installing such equipment or circuits. Any additional electrical circuits approved shall be installed by Lessor at Lessee's expense. Lessor may consider, among other relevant factors, the effects of the electrical load of the Premises upon the Building's circuits in giving or withholding its consent. Lessor may also require that Lessee pay periodically the additional direct expense of electricity supplied through Lessee's special circuits or excess electricity usage, including the cost of installing any necessary sub-meters.



         (c) Except to the extent of the gross negligence or willful misconduct of Lessor or its agents or contractors, Lessor shall not be liable for the interruption of any of the above-mentioned services caused by strikes, lockouts, accidents or other causes. Any interruption of service shall never be deemed an eviction or disturbance of Lessee's use and possession of the Premises or any part thereof, or render Lessor liable to Lessee for damages, or relieve Lessee from performance of Lessee's obligation under this Lease, unless the interruption is the result of gross negligence by Lessor. Lessor shall use commercially reasonable efforts to restore the interrupted service within a reasonable time after interruption if the cause of interruption is subject to Lessor's control.

         (d) Lessor shall also provide exterior maintenance of the Building and its appurtenant grounds and facilities (the "Project"), including, but not limited to, parking lot repairs, landscape maintenance, structural repairs and roof repairs, so that the Project is maintained as a first class office building property.

         10. INCREASE IN ANNUAL OPERATING COSTS. Lessee shall pay to Lessor, Lessee's Pro-Rata Share (as hereinafter defined), of the increases during the Term of Basic Cost (as hereinafter defined) over the Initial Basic Cost (as hereinafter defined). "Basic Cost", as that term is used herein, shall consist of all operating expenses, including real estate taxes, of the Project which shall be computed on the accrual basis and shall consist of all expenditures to maintain all facilities in the operation of the Project and such additional facilities in subsequent years as may be determined by Lessor to be necessary. The "Initial Basic Cost" is stipulated to be the total operating expenses for the calendar year 2002. "Lessee's Pro-Rata Share" is defined, for purposes of this Lease, as the percentage derived by dividing the rentable square footage of the Premises by the total rentable square footage of the Building. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items or specific costs especially billed to and paid by specific tenants) of every kind and nature which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Project, including but not limited to, the following:

         (a) Wages and salaries of all employees (excluding executives' wages and salaries) engaged in operating and maintenance or security of the Project including taxes, insurance and benefits relating thereto.

         (b) All supplies and materials used in operation and maintenance of the Project.

         (c) Cost of all utilities, including surcharges, for the Project, including the cost of water, sewer, power, heating, lighting, air conditioning and ventilating for the Project.

         (d) Cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to, security and energy management services, window cleaning, elevator maintenance and janitorial service.

         (e) Cost of all insurance relating to the Project, including the cost of casualty and liability insurance applicable to the Project and Lessor's personal property used in connection therewith.

         (f) Cost of repairs and general maintenance of the Project (excluding repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to tenants of the Building other than Lessee) including a reserve for parking facilities and roof repairs of ten cents ($.10) per square foot of rentable area.

         (g) Administrative wages and salaries and a management fee for the manager of the Building not to exceed market property management fees in Gaithersburg, Maryland currently at three percent (3%) of Basic Rent.

         (h) Legal, accounting and appraisal fees relating to the ownership and operation of the Building, but excluding fees payable with respect to any leasing activity or disputes with tenants.

         (i) The costs of any additional services not provided to the Building at the Commencement Date but thereafter provided by Lessor in the prudent management of the Building.

         (j) The cost of any capital improvements made to the Project after the Commencement Date that reduce other operating expenses or are required under any governmental law or regulation that was not applicable to the Project at the time it was constructed, such cost thereof to be amortized over such reasonable period as Lessor shall determine together with interest on the unamortized balance at the prime rate plus three percent (3%).

         (k) Real estate taxes assessed against the Project.

         Notwithstanding the foregoing, "Basic Cost" shall not include and Lessee shall not have any obligation to perform or to pay for the following (collectively, "Costs"): (i) Costs occasioned by casualty or by the exercise of the power of eminent domain; (ii) Costs to correct any construction defect in the Premises or the Building or to comply with any covenants, codes and restrictions or law applicable to the Premises or the Building on the Commencement Date; (iii) insurance Costs for coverage not customarily paid by tenants of similar projects in the vicinity of the Premises; (iv) Costs incurred in connection with the presence of any Hazardous Material in, on, under or about the Building except to the extent caused by the release or emission of the Hazardous Material in question by Lessee; (v) interest, charges and fees incurred on debt; and (vi) Costs which could properly be capitalized under generally accepted accounting principles, except as permitted in subsection (j) above.

         In the event that the Basic Cost for any calendar year during the Term exceeds the Initial Basic Cost set out above, Lessee shall pay its proportionate share of the year's increases in the Basic Cost for such year over the Initial Basic Cost. Any amount payable by Lessee under this provision shall be deemed additional rent. Lessor shall within the period of ninety (90) days (or as soon thereafter as possible) after the close of such calendar year give Lessee a statement of such year's Basic Cost and a comparison with the Initial Basic Cost. Lessee shall pay Lessor within thirty (30) days of statement receipt Lessee's proportionate share of such increases.

         For each calendar year during the Term following the first calendar year of occupancy, Lessor shall provide Lessee a comparison of the Initial Basic Cost and the projected Basic Cost for such calendar year prior to January 1. Lessee shall thereafter pay monthly an adjusted Monthly Base Rent for such calendar year which shall include Lessee's proportionate share of any projected increase in Basic Cost over the Initial Basic Cost. Lessor shall, within the period of ninety days (or as soon thereafter as reasonably possible), after the close of each calendar year following the first calendar year of occupancy, provide Lessee a statement of such year's actual Basic Cost, showing the actual increase in Basic cost over the Initial Basic Cost. Lessee shall pay Lessor within thirty (30) days thereafter any underpayments, if any, in the increases in Basic Cost over the Initial Basic Cost. Lessor shall reimburse Lessee for any overpayments.

         If the expiration of the Term shall be other than the first day of a calendar year, the adjustment to Basic Cost shall be computed for the year of termination on a pro-rated basis for the number of days under Lease in such year.

         Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any calendar year, an adjustment shall be made in computing the Basic Cost for such year (including, without limitation, the Initial Basic Cost) so that the Basic Cost shall be computed for such year as though the Building had been ninety five percent (95%) occupied during such year.

         Lessee's obligations for this increase shall survive any termination by lapse of time or otherwise. Lessee may audit the books, records and supporting documents of Lessor to the extent necessary to determine the accuracy of Lessor's statement of Basic Costs during normal business hours. Such audit, if any, will occur within ninety (90) days after Lessee receives such statement. Lessee shall bear the cost of such audit, unless such audit discloses that Lessor has overstated the total costs by more than five percent (5%) of the actual amount of such costs, in which event Lessor shall pay the cost of Lessee's audit. Lessor shall promptly refund any overcharges to Lessee.

         11. ALTERATIONS BY LESSEE. Lessee shall not make any alterations, additions or other improvements to the Premises without obtaining Lessor's prior written consent, which consent shall not be unreasonably withheld. Any and all alterations, additions, or other improvements made by Lessee, with or without the consent of Lessor, regardless of how attached (except movable trade fixtures), shall be the property of Lessee during the Term of the Lease and shall become the property of Lessor at the expiration or earlier termination of the Lease, without compensation therefor to Lessee, unless otherwise agreed in writing by Lessor; provided, however, that except with respect to the initial Tenant Improvements, Lessor shall have the right to require that Lessee, upon the termination or at the expiration of this Lease, remove any or all such alterations, additions and improvements and restore the Premises to their original condition, normal wear and tear excepted, by written notice to Lessee of the alterations, additions or improvements required to be removed at the time of consent.

         In the event of any such alterations, additions or other improvements, Lessee shall have all work done at its own expense. Request for such consent shall be accompanied by plans stating in detail precisely what is to be done. Lessee shall comply with the building codes, regulations and laws now or hereafter to be made or enforced in the municipality, county and/or state in which the Premises are located and which pertain to such work. Lessee shall save Lessor harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such alterations, additions or other improvements. No approval of plans by Lessor shall be deemed to be a representation or warranty by Lessor that such plans or the work provided for therein will comply with applicable codes, laws or regulations or be in conformance with any insurance or other requirements which affect the Premises or the Building, and Lessee shall have the sole responsibility of complying with all such requirements notwithstanding Lessor's approval of Lessee's plans.

         NOTICE IS HEREBY GIVEN THAT LESSOR SHALL NOT BE LIABLE FOR ANY LABOR OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE UPON CREDIT, AND THAT NO MECHANICS' OR OTHER LIEN FOR ANY SUCH LABOR OR MATERIALS SHALL ATTACH TO OR AFFECT THE ESTATE OR INTEREST OF LESSOR IN AND TO THE PREMISES OR THE BUILDING. WHENEVER AND AS OFTEN AS ANY LIEN ARISING OUT OF OR IN CONNECTION WITH ANY WORK PERFORMED, MATERIALS FURNISHED OR OBLIGATIONS INCURRED BY OR ON BEHALF OF LESSEE SHALL HAVE BEEN FILED AGAINST THE PREMISES OR THE BUILDING, OR IF ANY CONDITIONAL BILL OF SALE SHALL HAVE BEEN FILED FOR OR AFFECTING ANY MATERIALS, MACHINERY OR FIXTURES USED IN THE CONSTRUCTION, REPAIR OR OPERATION THEREOF, OR ANNEXED THERETO BY LESSEE, LESSEE SHALL FORTHWITH TAKE SUCH ACTION BY BONDING, DEPOSIT OR PAYMENT AS WILL REMOVE OR SATISFY THE LIEN OR CONDITIONAL BILL OF SALE WITHIN TEN (10) DAYS OF LESSOR'S WRITTEN REQUEST THEREFOR.

         If any alteration is made without the prior written consent of Lessor, Lessor may correct or remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor in the performance of this work. It is further understood and agreed by Lessor and Lessee that any alterations shall be conducted on behalf of Lessee and not on behalf of Lessor. It is further understood and agreed that in the event Lessor shall give its written consent to Lessee's making any alterations, such written consent shall not be deemed to be an agreement or consent by Lessor to subject Lessor's interest in the Premises or the Building to any mechanic's liens which may be filed in respect of any alterations made by or on behalf of Lessee. If any mechanic's or materialman's lien (or a petition to establish such lien) is filed in connection with any alteration, then such lien (or petition) shall be discharged by Lessee at Lessee's expense within ten (10) days after Lessee has notice thereof by the payment thereof or the filing of a bond acceptable to Lessor. If Lessee shall fail to discharge any such mechanic's or materialman's lien, Lessor may, at its option, discharge such lien and treat the cost thereof (including attorneys' fees incurred in connection therewith) as additional rent payable with the next monthly installment of Rent falling due; it being expressly agreed that such discharge by Lessor shall not be deemed to waive or release the default of Lessee in not discharging such lien.

         12. USE OF THE PARKING FACILITIES. Lessee and its employees and customers shall have the non-exclusive right, in common with Lessor, other tenants of the Building and their respective employees, agents, contractors, invitees, guests and customers, to park automobiles in the parking area provided by Lessor, subject to such reasonable rules and regulations as Lessor may impose from time to time, including the designation of specific areas in which automobiles of Lessee, its employees, guests and customers must be parked. Lessee shall be entitled to two hundred eighty eight (288) vehicle parking spaces, unreserved and unassigned, and shall not use more parking spaces than said number.

         13.  SUBLEASING  AND  ASSIGNMENT.  Lessee and any approved  assignee or approved subtenant may not assign their rights under this Lease or the applicable sublease, or sublet the whole or any part of the Premises, without the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld. Even if Lessor's consent is given, no subletting or assignment shall release Lessee from any obligation pursuant to this Lease or alter the primary liability and obligation of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. Acceptance of rent by Lessor from an assignee or subtenant who has not been approved by Lessor shall not waive the default created by failure to obtain Lessor's consent. As a condition of approving any proposed assignee or subtenant, Lessor may require such financial and other information concerning the proposed assignee or subtenant that Lessor reasonably deems appropriate. Approval of a proposed sublease or assignment in any one instance shall not affect Lessor's right to approve all subsequent assignments and subleases. Lessor shall be furnished with a duplicate executed original of all subleases and assignments. Notwithstanding the foregoing provisions of this Section 13, Lessee may assign or sublease part or all of the Premises without Lessor's consent to: (i) any corporation or partnership that controls, is controlled by, or is under common control with Lessee; or (ii) any corporation resulting from the merger or consolidation with Lessee or to any entity that acquires all of Lessee's assets as a going concern of the business that is being conducted on the Premises, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Lessee, and continues the same use as permitted hereunder; provided, Lessor must be given written notice of any such assignment or subletting. Any profits from an approved sublease or assignment (determined after allowing Lessee to be reimbursed for Lessee's costs in connection therewith including, without limitation, reasonable attorneys' fees and brokerage commissions and the unamortized cost of improvements paid for by Lessee) shall be shared equally (50/50) between Lessor and Lessee. Notwithstanding the foregoing, in the event Lessee sublets Suite 300 during the Abatement Period, Lessee shall be responsible for paying Lessor for the operating expenses for Suite 300 which are currently estimated at $7.50 per rentable square foot per annum.

         Notwithstanding anything to the contrary in the Lease, Lessee may, without Lessor's prior written consent and without being subject to any bonus rent provisions, sublet the Premises or assign the Lease to (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee, (b) a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchaser of substantially all of Lessee's assets located in the Premises (each a "Permitted Assignee"). A sale or transfer of Lessee's capital stock shall not be deemed an assignment, subletting or any other transfer of the Lease or the Premises.
         14. CARE OF PREMISES. Lessee agrees to take good care of the Premises, and shall not suffer or permit any waste or injury thereto. Lessee shall pay for all repairs to the Project necessary due to the acts of Lessee, its employees, agents, contractors, customers, invitees or guests, or their use of the Project. Upon the expiration or termination of this Lease, Lessee shall surrender the Premises in as good condition as Lessee obtained same on the Commencement Date, reasonable wear and tear, and damage from insured casualty (or other uninsured casualty not caused by or attributable to Lessee) or condemnation excepted. Notwithstanding the foregoing, Lessor shall be responsible for maintaining, repairing and replacing the structural portions of the Premises and the Building and the Building operating systems.

         15. DAMAGE TO PREMISES. If the Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Lessor shall promptly at its expense cause such damage to be repaired, and rent shall not be abated. If by reason of such occurrence the Premises shall be rendered partially untenantable, Lessor shall promptly at its expense cause the damage to be repaired, and rent meanwhile shall be abated for the period of untenantability in proportion to the portion of the Premises rendered untenantable. If by reason of such occurrence all of the Premises are rendered untenantable, Lessor shall promptly at its expense cause the damage to be repaired, and rent shall abate until the Premises are again tenantable. Lessor shall not be obligated to reconstruct or repair the Building or the Premises except to the extent insurance proceeds have been received by Lessor with respect to the event causing the damage. Lessor shall not be required to repair, replace or insure any of Lessee's personal property. No damages, compensation or claims shall be payable by Lessor for inconvenience, loss of business or other consequential damages arising from any casualty, maintenance, repair or restoration of the Premises, Building or Project. All rent paid in advance shall be apportioned in accordance with the foregoing provisions as of the date of damage; however, if the damage results wholly or in part from the fault of Lessee, its agents, contractors, employees, customers, guests or invitees, Lessee shall not be entitled to termination this Lease. Notwithstanding the foregoing to the contrary, Lessor shall not be obligated to repair damage or restore the Building or the Premises if Lessor's lender does not make insurance proceeds available for such purpose and Lessor is unable to obtain alternative financing within six (6) months after Lessor's receipt of notice that its lender refuses to make the insurance proceeds available, after having made good faith efforts to obtain such alternative financing. Notwithstanding the foregoing, if the Premises are damaged by any peril other than as a result wholly or in part of any act or omission of Lessee, its agents, contractors, employees, invitees, licensees or visitors, then Lessee shall have the option to terminate the Lease if the Premises cannot reasonably be, or are not in fact, fully restored by Lessor to their prior condition within one hundred eighty (180) days after the damage.

         16. LIABILITY. (a) Lessor and its employees, officers, directors and agents shall not be liable for any injury to persons or loss or damage to property resulting from any cause other than the gross negligence or willful misconduct of Lessor, its agents, employees or contractors. Except to the extent of the gross negligence or willful misconduct of Lessor, its agents, employees or contractors, Lessee shall indemnify and save Lessor harmless from all suits, actions, damages, liability and expense arising from or out of any occurrence in, upon, at or from the Project or the occupancy or use by Lessee of the Premises, and occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, invitees, licensees or visitors. To this end, Lessee shall at all times during the term of this Lease or any renewal thereof carry with an insurance carrier licensed to operate in the state in which the Premises are located, Comprehensive General Liability Insurance including Blanket Contractual Liability coverage including Lessor as an additional insured (but only with respect to the operations of Lessee), with limits of liability of not less than $1,000,000 combined single limit for personal injury and property damage and containing a waiver of subrogation clause. A duplicate original or agent certified copy. A certificate of insurance shall be furnished to Lessor upon request. Lessee shall notify Lessor promptly of any accident or loss in the Premises or the Project or of any defects therein or in the equipment and fixtures thereof of which Lessee has knowledge.

         (b) Lessor shall maintain standard "all risk" property insurance covering the Building for the full replacement cost thereof.

         (c) Mutual Waiver of Subrogation. Notwithstanding anything to the contrary in the Lease, the parties hereto release each other and their respective agents, employees, successors and assigns from all liability for damage to any property that is actually covered by property insurance in force or which would normally be covered by full replacement value "all risk" property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall cause each insurance policy it obtains to include a waiver of subrogation regarding the liabilities released hereby.

         17. INSPECTION OF PREMISES. Lessor and Lessor's agents shall have free access during normal business hours to the Premises for the purposes of inspection, maintenance and repair. Lessor shall have the right to show the Premises to prospective tenants during the last one hundred eighty (180) days of the Term of this Lease. Lessor and Lessor's agents, except in the case of emergency or scheduled cleaning, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Any entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary and shall be subject to Lessee's reasonable security measures.

         18. HAZARDOUS MATERIALS. (a) Without Lessor's prior written consent, Lessee shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Lessee, its agents, employees, contractors, customers, guests or invitees, except for small quantities of such Hazardous Material incidental to Lessee's business.

         (b) Any  Hazardous  Material  permitted  on the Premises as provided in
Section 18(a) and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to this Hazardous Material.

         (c) Lessee shall not discharge, leak or emit, or permit to be discharged, leaked or emitted, any material into the atmosphere, ground, sewer system or any body of water, if that material (as is reasonably determined by the Lessor or any governmental authority) does or may pollute or contaminate the same or may adversely affect (aa) the health, welfare or safety of persons, whether located on the Premises or elsewhere, or (bb) the condition, use or enjoyment of the Building or any other real or personal property and which would result in a violation of applicable environmental laws.

         (d) At the commencement of each Lease Year, Lessee shall disclose to Lessor the names and approximate amounts of all Hazardous Material that Lessee intends to store, use or dispose of on the Premises in the coming Lease Year. In addition, at the commencement of each Lease Year (beginning with the second Lease Year), Lessee shall disclose to Lessor the names and amounts of all Hazardous Material that to Lessee's knowledge were actually used, stored or disposed of on the Premises, if those materials were not previously identified to Lessor at the commencement of the previous Lease Years.

         (e) As used herein, the term "Hazardous Material" means (aa) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (bb) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (cc) any oil, petroleum products and their by-products, other than those used in automotive or recreational activity, boats or motorcycles which are stored on the Premises in accordance with all applicable laws and minor leakage and spills which are, upon written request of Lessor, promptly cleaned up; and (dd) any substance that is or becomes regulated by any federal, state, or local governmental authority.

         (f) Lessee hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage and disposal of Hazardous Material on the Premises by the Lessee, and the Lessee shall give immediate notice to the Lessor of any violation or potential violation of the provisions of Section 18(b). Lessee shall defend, indemnify and hold harmless Lessor and its agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including without limitation, reasonable attorneys' and consultants' fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of (aa) the presence, disposal, release or threatened release of any such Hazardous Material that is on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (bb) any violation of any laws applicable thereto. The provisions of this Section 18(f) shall be in addition to any other obligations and liabilities Lessee may have to Lessor at law or in equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease.

         (g) To the best knowledge of Lessor, (a) no Hazardous Materials is present on the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Building, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any Hazardous Materials or pursuant to any environmental law. Under no circumstance shall Lessee be liable for, and Lessor shall indemnify, defend, protect and hold harmless Lessee, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Materials present at any time on or about the Building, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Materials, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Materials by Lessee or its agents or employees in violation of applicable environmental laws.

         19. INDEMNIFICATION. Except to the extent of the gross negligence or willful misconduct of Lessor or its agents, employees or contractors, Lessee hereby agrees to indemnify, defend and hold Lessor and Lessor's agents and employees harmless from any and all claims, damages, liabilities or expenses including but not limited to reasonable attorneys' fees, arising out of (aa) Lessee's use of the Premises or the Building, (bb) any and all claims arising from any breach or default in the performance of any obligation of Lessee and/or
(cc) any act, omission or negligence of Lessee, its agents or employees. Lessee agrees to procure and keep in force during the Term hereof a contractual liability endorsement to its public liability policy, specifically endorsed to cover the indemnity provision of this section. Except to the extent of the gross negligence or willful misconduct of Lessor or its agents, employees or contractors, Lessee further releases Lessor and Lessor's agents and employees from liability for any damages sustained by Lessee or any other person claiming by, through or under Lessee due to the Premises, the Building, or any part thereof or any appurtenances thereto becoming out of repair, or due to the happening of any accident including, but not limited to, any damage caused by water, snow, windstorm, tornado, gas, steam, electrical wiring, sprinkler system plumbing, heating and air conditioning apparatus and from any acts or omissions of co-tenants or other occupants of the Building. Lessor and Lessor's agents and employees shall not be liable for any damage to or loss of Lessee's personal property, inventory, fixtures or improvements, from any cause whatsoever except the affirmative acts of proven gross negligence of Lessor, or its agents, employees or contractors and then only to the extent not covered by the property insurance required to be obtained by Lessee in accordance with Section 16 hereof.
         20. RULES AND REGULATIONS. Lessee shall during the Term of this Lease, at its sole cost and expense, comply with all laws, ordinances, regulations, orders and requirements of any governmental authority which may be applicable to the Premises or to the use, manner of use or occupancy thereof, whether or not the same shall interfere with the use or occupancy of the Premises. Lessee shall give prompt notice to Lessor of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or use or occupation thereof. The rules and regulations attached to this Lease as Exhibit E shall be and are hereby made a part of this Lease. Lessee, its employees, agents, contractors, invitees, customers and guests shall perform and abide by such rules and regulations, and any amendments or additions to such rules and regulations as may be made from time to time by Lessor.

         21. CONDEMNATION. If all or a part of the Premises sufficient to render same unusable for Lessee's purposes (in Lessor's reasonable judgement) or all means of access to the Premises shall be condemned for a period in excess of one hundred twenty (120) days or sold under threat of condemnation, this Lease shall terminate and Lessee shall have no claim against Lessor or to any portion of the award in condemnation for the value of any unexpired Term of this Lease. Lessee may seek to recover independently compensation from the condemning authority for moving expenses, the value of any of Lessee's property taken (other than Lessee's leasehold interest in the Premises) or other compensable loss or damage so long as Lessor's award is not reduced as a result. In the event of a temporary taking of one hundred twenty (120) days or less, this Lease shall not terminate, but the Term hereof shall be extended by the period of the taking and the rent shall abate in proportion to the area taken for the period of such taking.

         22. DEFAULT AND REMEDIES. (a) If Lessee does not pay any rent or other sum payable by Lessee pursuant to this Lease and such default continues for a period of ten (10) days after written notice is given to Lessee (provided, however, that no written notice shall be required if Lessor has previously given written notice of failure to pay rent on two separate occasions during the then current calendar year), or if Lessee shall fail to perform any other covenant, agreement, or obligation of Lessee pursuant to this Lease and such default continues for thirty (30) days after written notice thereof is given to Lessee or such longer period reasonably necessary to complete such cure, or if Lessee should become bankrupt or any debtor proceedings are taken by or against Lessee, or if Lessee abandons the Premises, then Lessor shall have the option to exercise any one or more of the following rights and remedies:

                  (i) Lessor may terminate this Lease by written notice to Lessee, in which event this Lease, all rights of Lessee, and all duties of Lessor shall immediately cease and terminate, and Lessor may re-enter and take possession of the Premises, remove all persons and property from the Premises and store such property in a public warehouse or elsewhere at the cost of, and for the account of, Lessee and enjoy the Premises free of Lessee's estate pursuant to this Lease, without prejudice, however, to any and all rights of action against Lessee that Lessor may have for rent, damages, or breach of this Lease, in respect of which Lessee shall remain and continue liable notwithstanding such termination;

                  (ii) Lessor shall have the right to re-enter the Premises and remove all persons and property from the Premises and store such property in a public warehouse or elsewhere at the cost of, and for the account of Lessee, without terminating this Lease. Lessor shall have the right to take such action without service of notice except as may be expressly required herein or by applicable law and without resort to legal process (unless required by law) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. If Lessor elects to re-enter the Premises as aforesaid, Lessor may, at any time thereafter, elect to terminate this Lease by giving written notice to Lessee of such election. Whether or not Lessor elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceedings or pursuant to any notice required by law, Lessor may, at its option, re-let the Premises or any portion thereof for the benefit of Lessee for such Term or Terms (whether shorter or longer than the Term of this Lease) and at such rental and upon such other Terms and conditions as Lessor, in its sole discretion, deems advisable, and, at the expense of Lessee, Lessor shall have the right to make such repairs or alterations to the Premises as Lessor deems necessary in order to re-let same. Provided this Lease has not been terminated by Lessor, upon each such re-letting all rentals actually received by Lessor from such re-letting applicable to the unexpired Term of this Lease shall be applied as follows: First, to the payment of any costs and expenses of such re-letting, including costs incurred by Lessor for brokerage fees, legal fees and alterations and repairs to the Premises; Second, to the payment of any indebtedness other than rent due hereunder from Lessee; Third, to payment of any unpaid portion of rent then due. On the scheduled expiration date of this Lease, Lessor shall pay the residue, if any, to Lessee. No such re-entry or taking of possession of the Premises by Lessor shall be construed or shall operate as an election by Lessor to terminate this Lease unless written notice of termination is given by Lessor to Lessee unless Lessor has previously terminated the Lease, or this Lease is terminated by an order or decree of a court of competent jurisdiction;

                  (iii) The present value of all rent (annual rent and all payment of additional rent reasonably ascertainable) for the remainder of the then current Term shall become due and payable after subtracting, in Lessor's reasonable opinion, the rental value of the Premises after factoring in the market cost of re-letting the Premises, at the option of Lessor.

         (b) In addition to all remedies specified in this Lease, Lessor shall have all remedies available in equity and/or available pursuant to applicable law.
         (c) No re-entry, taking possession of, or repair of the Premises by Lessor, termination of this Lease or any other action taken by Lessor as a result of any default of Lessee shall relieve Lessee of any of its liabilities or obligations hereunder which arose prior to or by reason of such termination, whether or not the Premises are re-let.

         (d) All remedies of Lessor shall be cumulative. Election by Lessor to exercise any remedy shall not prevent or be deemed a waiver of Lessor's right to thereafter exercise any other remedy.

         (e) Lessee agrees to pay upon demand all reasonable costs, fees and expenses (including, without limitation, court costs and reasonable attorney's fees) incurred by Lessor in enforcing this Lease.

         (f) Lessor shall use commercially reasonable efforts to mitigate damages.

         23. HOLDING OVER. If Lessee remains in possession of the Premises after the expiration or termination of the Term of this Lease without Lessor's written consent, such possession shall, at Lessor's option, (a) be a tenancy at sufferance only, during which tenancy at sufferance annual rent shall be due and payable at 150% of the annual rent due for the last Term, or (b) result in an extension of this Lease on a month-to-month basis, upon the terms and conditions applicable to the last year of the preceding Term, except annual rent, which shall be at 150% of the rent due during the last month of the Term. All other provisions of this Lease shall remain in force during the period of any such tenancy at sufferance or month-to-month renewal. Acceptance of rent by Lessor during any holdover tenancy at sufferance shall not waive the default created by Lessee's holdover or Lessor's option to select the tenancy created by the holdover.

         24. SURRENDER OF PREMISES. Lessee shall surrender the Premises at the expiration or sooner termination of the Lease Term, broom-cleaned, with all rubbish removed, free of subtenancies, and in the same condition and repair as of the completion of the Tenant Improvements, reasonable wear and tear and damage from insured casualty (or other uninsured casualty not caused by or attributed to Lessee) and condemnation excepted; and, Lessee shall have removed all of its property from the Premises. Lessee shall deliver all keys to Lessor or Lessor's agent.

         On termination of this Lease or vacation of the Premises by Lessee, Lessee shall remove all of its machinery and equipment, and shall restore the Premises, at Lessee's sole expense, to the same condition as existed at the Commencement Date, ordinary wear and tear and damage by insured casualty (or other uninsured casualty not caused by or attributed to Lessee) only excepted. The foregoing duties of Lessee are subject to the requirements that upon the expiration of the Term of this Lease, or any renewal or extension thereof, or upon the earlier termination of this Lease, Lessee shall be obligated to perform, at Lessee's election, one of the following alternative options: (a) to disconnect and remove all conduits, pipes, wires, cables, and other components thereof installed by or for Lessee in the Premises, or (b) to, cut, disconnect and cap all conduits, pipes, wires, cables and other components thereof and seal them off in place in a safe and lawful manner. In addition to the foregoing, and as a separate obligation of Lessee under this Lease, upon the expiration of the Term of this Lease, or any renewal or extension thereof, or upon the earlier termination of this Lease, Lessee shall repair and restore all roof top, Building common utility, and easement areas damaged by Lessee. If this Lease is terminated prior to the end of the Term of this Lease, then Lessee shall have an additional thirty (30) days after the termination of this Lease within which time period Lessee may remove its machinery, equipment and trade fixtures, provided Lessee is not otherwise in Default. Any property remaining after said thirty (30) days shall be deemed abandoned by Lessee.

         25. INFORMATION  CONCERNING LESSEE. Lessee shall furnish within fifteen
(15) days after request from Lessor an audited financial statement dated not more than twelve (12) months prior to Lessor's request. Such financial statement shall be prepared in accordance with generally accepted accounting principles and certified by a certified public accountant. A general partner, managing member or officer of Lessee shall furnish a certification to Lessor to the effect that there either has or has not been any material adverse change in the financial condition of Lessee since the date of the financial statement submitted, and if such certification states that there has been a material adverse change, furnishing such details concerning same as Lessor may reasonably request.

         26. AUTHORITY OF LESSEE.  Lessee shall furnish to Lessor within fifteen
(15) days after request from Lessor such corporate resolutions, certificates of incumbency, partnership resolutions, partnership agreements, legal opinions or other information as Lessor may reasonably request in order to confirm that the execution and delivery of this Lease has been duly authorized by Lessee and that the person(s) executing this Lease on behalf of Lessee were duly authorized to do so. All such corporate or partnership resolutions, certificates or agreements shall be certified as being duly adopted and/or in full force and effect, without amendment, by an appropriate officer or partner of Lessee.

         27. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution of the Lease and thereafter maintain with Lessor the sum of $153,063.75 which shall be held by Lessor, with interest to Lessee (to be calculated at bank rate for such term), as security for the full and faithful performance by Lessee of Lessee's obligations pursuant to this Lease. If Lessee fails to pay any amount which Lessee is obligated to pay pursuant to this Lease, Lessor may, at its option (but Lessor shall not be obligated to), apply any portion of such security fund to the amount owed by Lessee. Any such application by Lessor shall not waive the default created by Lessee's failure to pay. If any portion of the security deposit is so applied by Lessor, Lessee shall, within ten (10) days after demand from Lessor, restore the security deposit held by Lessor to its original amount. The security deposit plus interest, less amounts properly charged against same, shall be refunded to Lessee within thirty (30) days after Lessee has paid all amounts owed and performed all of its obligations pursuant to this Lease.

         28. SUBORDINATION. This Lease is subject and subordinate to all security liens, mortgages, deeds of trust and related financing instruments which may now or hereafter affect the Premises or the Project, and to all renewals, modifications, consolidations, replacement, amendments and extensions thereof, unless Lessor or any lender secured by a mortgage, deed of trust or similar security instrument elects to make this Lease superior to same, which it may do at its option. Lessee shall execute within fifteen (15) days after request any commercially reasonable certificate, subordination agreement, priority agreement or other form of instrument in confirmation of such subordinate or superior status that Lessor may request. Lessee hereby irrevocably appoints Lessor its attorney in fact to execute and deliver any such instrument on behalf of Lessee, if Lessee fails or refuses to execute or deliver same as required hereby. Lessee shall also execute within fifteen (15) days after request an agreement with any lender pursuant to which Lessee agrees to give such lender notice of any default by Lessor pursuant to this Lease, agrees to accept performance by such lender of appropriate curative action, and agrees to give such lender a minimum period of thirty (30) days after Lessee's notice to such lender for the lender to cure Lessor's default. Lessee hereby irrevocably appoints Lessor its attorney in fact to execute and deliver any such instruments on behalf of Lessee, if Lessee fails or refuses to execute or deliver same as required hereby. Notwithstanding anything to the contrary in the Lease, the Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest now or hereafter affecting the Premises, nor shall Lessee be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease shall be subordinated executes a recognition and nondisturbance agreement in substantially the form attached as Exhibit "F" ("SNDA"). Prior to April 1, 2001, Lessor shall cause all mortgagees, lenders, ground lessors and other parties currently holding a mortgage lien security interest affecting the Building to execute an SNDA.

         29. ESTOPPEL STATEMENT. Within fifteen (15) days after request therefor by Lessor, Lessee agrees to deliver a certificate prepared by Lessor to any proposed mortgagee or purchaser of the Premises or to Lessor certifying (if such is the case) that this Lease is in full force and effect, that there are no defense or offsets thereto, or stating those claimed by Lessee, and such other facts related to this Lease, the Premises or Lessee as Lessor may reasonably request. If Lessee does not execute and return such certificate as required above, Lessee hereby irrevocably appoints Lessor as its attorney in fact to execute such certificate on behalf of Lessee.

         30. NOTICES. Any notices required pursuant to this Lease shall be in writing. Addresses to which notices shall be sent are as follows:


TO LESSEE:                           PMC -Sierra US, Inc.
                                     105-8555 Baxter Place
                                     Burnaby, British Columbia
                                     VSA 4V7
                                     Attn: Mr. Don Thiel, Manager of Real Estate

TO LESSOR:                           Transwestern - Robinson I, LLC
                                     c/o CB Richard Ellis of Virginia, Inc.
                                     192 Ballard Court, Suite 200
                                     Virginia Beach, Virginia 23462
                                     Attn: Anthony Smith

TO MANAGING AGENT:                   CB Richard Ellis
                                     700 14th Street, NW, Suite 200
                                     Washington, D.C. 20005
                                     Attn: John Young


Either party may at any time designate by written notice to the other a change of address for notices. All notices, demands and requests which are addressed as provided above and are (i) deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, or (ii) accepted for overnight delivery by a reputable overnight delivery provider, delivery charges prepaid or with delivery not conditioned upon payment of charges, shall be deemed to have been given for all purposes hereunder three (3) business days after such notice, demand or request shall be deposited in the United States mail or one (1) business day after deposit with the applicable overnight delivery service.

         31. PAST DUE RENTS. Lessee recognizes and acknowledges that if rent payments are not received when due, Lessor will suffer damages and additional expense thereby and Lessee therefore agrees that a late charge equal to five percent (5%) of the late rent may be assessed by Lessor as additional rental if Lessor has not received any monthly installment of annual rent or other rent or additional rent due pursuant to this Lease within five (5) days after its due date; provided, however, Lessee shall be entitled to one notice of late payment and one three-day period to cure such late payment each calendar year before a late charge accrues. If any check given in payment of rent is not honored when due, Lessor may require that subsequent rent payments be made by certified or cashier's check. All rent and other sums of whatever nature owed by Lessee to Lessor under this Lease that remain unpaid for more than five (5) days after its due date shall bear interest at the rate of twelve percent (12%) per annum (or, if lower, the highest lawful rate) from the date due until paid.

         32.      BUILDING NAME.  INTENTIONALLY DELETED.

         33.      RIGHT TO RELOCATE.  INTENTIONALLY DELETED.

         34. RENT TAXES. If applicable now or in the future, in the jurisdiction where the Premises are located, Lessee shall pay as additional rent to Lessor, concurrently with rent upon which such tax is based or within ten (10) days after written request therefor, as directed by Lessor, any state or local sales tax, gross receipts tax, business license tax or other tax, however denominated, imposed directly upon this Lease, the rent paid pursuant to this Lease or the operation of the Premises as rental property. Lessee shall not be obligated to pay any federal, state or local income tax imposed on Lessor.

         35. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Lessor and Lessee that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use of or occupancy of the Premises or any claim of injury or damage in the premises and any emergency statutory or any other statutory remedy. If Lessor commences any summary proceeding for nonpayment of rent or additional rent, Lessee will not interpose any counterclaim of whatever nature or description in any such proceeding (except for mandatory counterclaims).

         36. TAXES ATTRIBUTABLE TO LESSEE'S IMPROVEMENTS. If an increase in real estate taxes assessed on the Building is caused by Lessee's improvements or fixtures in the Premises (other than the Tenant Improvements), Lessee shall pay as additional rent and within ten (10) days after demand therefor from Lessor all of such real estate taxes attributable to such improvements or fixtures.

         37. DEFINITION OF LEASE YEAR. The first Lease year is the period beginning on the Commencement Date and ending one (1) year after the last day of the month preceding the month in which the Commencement Date occurs. The second Lease year shall begin on the day after the end of the first Lease year, and shall end one (1) year after the end of the first Lease year. The third and subsequent Lease years shall begin and end on the appropriate anniversary dates of the beginning and ending dates of the second Lease year.

         38. SUCCESSOR AND ASSIGNS. This Lease shall bind and inure to the benefits of the successors, assigns, heirs, executors, administrators and legal representatives of the parties hereto. This provision shall not give Lessee by implication any right to assign its rights or interest pursuant to this Lease. The provisions of paragraph 13 above govern Lessee's right to assign and sublet.

         39. RELATIONSHIP OF LESSOR AND LESSEE. It is expressly understood and agreed that Lessor shall not be construed as or held to be a partner, joint venturer or associate of Lessee, it being expressly understood and agreed that the relationship between the parties hereto is and shall at all times remain that of landlord and tenant.

         40. LIMITATION OF LESSOR'S OBLIGATION. The obligations of Lessor hereunder shall be binding only upon its interest in the Project, and not upon any other assets of Lessor or any partner of Lessor personally. Lessee agrees to look solely to the equity of Lessor in the Project for the satisfaction of any remedies of Lessee or judgement obtained by Lessee as a result of a breach by Lessor of this Lease. Such exculpation of liability shall be absolute and without any exception whatsoever.

         41. PERFORMANCE BY LESSOR AND LESSEE. If Lessee fails to perform any of its obligations hereunder beyond applicable notice and cure periods, Lessor may, at its option (but shall be under no obligation to do so), perform the obligation of Lessee which Lessee has failed to perform. Any amounts advanced in so performing obligations of Lessee shall bear interest at the rate of twelve percent (12%) per annum (or, if lower, the highest lawful rate) from the date expended until repaid, shall be due and payable on demand, and failure to pay on demand shall constitute an independent event of default hereunder. Payment or performance by Lessor of the obligations of Lessee shall not waive or cure any breach occasioned by Lessee's failure or refusal to pay or perform same.

         42. WAIVER. Delay in asserting or prosecuting any right, claim or cause of action accruing hereunder is not and shall not be deemed to be a waiver of, and shall not prejudice the same, or any other right, claim or cause of action accruing hereunder at any time. Waiver of any right, claim or cause of action at any time shall not prejudice any other right, claim or cause of action which Lessor may have or which shall thereafter accrue, and shall not waive Lessor's right to assert any other right, claim or course of action. Acceptance by Lessor of rent from Lessee during the existence of any default shall not constitute a waiver of such default, or a waiver of the right of Lessor to insist upon Lessee's strict compliance with the terms of this Lease.

         43. PARAGRAPH HEADINGS. The paragraph headings of this Lease are used for convenience only, and are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular provision to which they refer.


         44. INVALIDITY. If any provision of this Lease shall be held to be invalid, whether generally or as to specific facts or circumstances, the same shall not affect in any respect whatsoever the validity of the remainder of this Lease, which shall continue in full force and effect. Any provision held invalid as to any particular facts and circumstances shall remain in full force and effect as to all other facts and circumstances.


         45. GOVERNING LAW. This Lease and the rights of the parties hereunder shall be interpreted in accordance with the laws of the state in which the Project is located.


         46. BROKER'S FEE. Upon execution of this Lease by both parties, Lessor shall pay to Transwestern Carey Winston and Spaulding & Slye, Colliers International, licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s).


         47.      AGENCY AND OWNERSHIP DISCLOSURE.
         (a) Lessor and Lessee each acknowledge that, in connection with this Lease:

                                   Initial One

                      X Transwestern Carey Winston is representing the Lessor exclusively and/or

                      X Spaulding & Slye, Colliers International is representing the Lessee exclusively.

         (b)      Initial one or both, if applicable:
                  ----------------------------------

                  _____ One or more principals of Lessor are licensed Maryland real estate brokers or salespersons.

                                     and/or

                  _____ Agent and/or one or more brokers or salespersons of Agent has an ownership interest in Lessor.

         (c) Lessor further agrees that if Lessee exercises any option, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

         (d) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 47. Said broker shall be a third party beneficiary of the provisions of this paragraph 47.

         48. ENTIRE AGREEMENT. This Lease together with the attached Exhibits and Riders referred to herein and specified below, contains the entire agreement of the parties related to this transaction, supersedes all prior negotiations and agreements and represents their final and complete understanding. This Lease may not be modified orally, through course of performance or in any manner other than by agreement in writing, signed by all of the parties hereto.

         49. EXHIBITS AND ADDITIONAL PROVISIONS. The Exhibits designated as A, B, C, D, E, F, G & H, and Rider(s) designated as No. 1 which are attached hereto and are a part of this Lease, and are incorporated herein as if set forth in full.


         50. NO LIEN. Lessor shall have no security interest or lien on any item of Lessee's equipment, furniture, fixtures and other personal property. Lessor waives any landlord's lien that may arise at law.

         51. REASONABLE EXPENDITURES. Any authorized expenditure by Lessor or Lessee, permitted or required under the terms of this Lease, for which such party making or incurring such expenditure is entitled to demand and does demand reimbursement from the other party, shall be: (i) limited to the actual amount so expended, or the fair market value of the goods and services obtained; (ii) shall be reasonably incurred; and, (iii) shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

         52. RIGHT TO CURE. In the event Lessor fails to perform any of its obligations herein or under the Lease and (except in case of emergency posing an immediate threat to persons or property, in which case no prior notice shall be required) fails to cure such default within thirty (30) days after written notice from Lessee specifying the nature of such default, where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion, where such default could not reasonably be cured within said thirty (30) day period, then in that event Lessee shall have the right, but not the obligation, to cure such default and to demand reimbursement by Lessor of the actual costs incurred by Lessee for such cure, with interest thereon at the rate of ten percent (10%) per annum or the highest rate allowed by law, whichever is less, from the date of the expenditure until repaid.

         53. APPROVALS. Whenever the Lease requires an approval, consent, designation, determination, selection or judgment by either Lessor or Lessee, such approval, consent, designation, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed.


         IN WITNESS WHEREOF, this Lease has been duly executed by the parties hereto as of the date and year first above written.

LESSOR:                                      TRANSWESTERN - ROBINSON I, LLC,
                                             a Delaware limited liability
                                             company

                                    By:      Robinson Development Group, Inc.
                                    Its:     Manager

                                    By:      ___________________________________
                                             Thomas E. Robinson
                                    Its:     President



LESSEE:                                      PMC - Sierra US, Inc.,
                                             a Delaware corporation

                                    By:      ___________________________________

                                    Name:    ___________________________________

                                    Its:     ___________________________________




                                   RIDER NO. 1
                              DATED JANUARY 9, 2001
                                 BY AND BETWEEN
                    TRANSWESTERN - ROBINSON I, LLC ("LESSOR")
                                       AND
                        PMC - Sierra US, Inc. ("LESSEE")


         The following paragraphs are made a part of this Lease, and in the event of any inconsistency between the following paragraphs and any other terms of this Lease, the following paragraphs shall control:

1. Overtime HVAC: If heating and air conditioning is required after normal business hours, Lessee agrees to reimburse Lessor at a rate of $65.00 per hour per floor for the overtime usage. Lessee shall reimburse Lessor within thirty (30) days after request. In the event of a rate increase through the utility company, such rate per hour shall be subject to increase. Lessor shall provide thirty (30) days notice of such increase.

2. Rent Abatement: Provided this Lease is in full force and effect and no default by Lessee has occurred hereunder beyond applicable notice and cure periods, the rent for Suite 300 consisting of 18,844 rentable square feet shall be abated until December 1, 2001 (The "Abatement Period"). All other provisions of the Lease shall be in effect during the Abatement Period. The entire rent otherwise due and payable for the Abatement Period shall become immediately due and payable upon the occurrence of a default under the Lease.

3. Escalation: The rent, as described in the Lease, shall increase two and one-half percent (2.5%) per annum on the anniversary of the Commencement Date if such date is the first day of the month. If the term of this Lease shall commence on a day other than the first day of a calendar month, the increase shall occur on the first day of the month immediately following the month of the Commencement Date anniversaries.

4. Tenant Improvements: Subject to increase after measurement, Lessor shall provide Lessee with and allowance of Two Million One Hundred Sixty Thousand Nine Hundred and No/100 Dollars ($2,160,900.00) ($30.00 per rentable square foot) ("Improvement Allowance") for Tenant Improvements to be constructed in accordance with the Work Letter Agreement (Exhibit B) attached hereto and incorporated herein by reference. All costs in excess of the Improvement Allowance shall be at Lessee's cost. Notwithstanding the foregoing, Lessee shall have the right to use up to Three Hundred Sixty Thousand One Hundred Fifty and No/100 Dollars ($360,150.00) ($5.00 per rentable square foot) of the Improvement Allowance to defray the cost of furniture, fixtures and equipment, teledata installation, and moving costs.


5. Renewal Option: Provided this Lease is in full force and effect and no default by Lessee has occurred hereunder, Lessee shall have the right to renew this Lease for one (1) five (5) year term upon providing Lessor with written notice one hundred eighty (180) days prior to the current expiration. The renewal term shall be subject to the terms and conditions set forth in this Lease, and the rent shall be at ninety five percent (95%) of the fair market value at the time of the renewal for similarly improved space in similar properties in the surrounding area, taking into account market concessions. Lessee's rights as to this option are personal to the original Lessee executing the Lease and may not be exercised or be assigned, voluntarily, by or to any person or entity other than the original Lessee (and any Permitted Assignee). Such fair market value shall be as determined by the agreement of the parties, or, if the parties cannot agree within thirty (30) days after Lessee has exercised this right to renew, then the fair market value shall be determined by three appraisers who are certified appraisers with at least five (5) years experience appraising office space in the vicinity of the Premises, selected and governed by the Rules of the American Arbitration Association. The cost of the appraisers shall be shared equally by Lessor and Lessee. The value of improvements to the Premises paid for by Lessee shall not be considered in determining Fair Market Rent. All other terms and conditions contained in the Lease, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term. If the Fair Market Rent is determined by appraisal and if Lessee does not, in Lessee's sole discretion, approve the rental amount established thereby, then Lessee may rescind its exercise of the renewal option by giving Lessor written notice of such election to rescind within ten (10) days after such monthly rent amount has been established. If Lessee rescinds its exercise of the renewal option, then (i) the Lease shall terminate on the date the Lease term would otherwise have expired absent Lessee's exercise of the renewal option and (ii) Lessee shall pay all costs and expenses of the appraisal.

6. Termination Option: Lessee shall have a one-time option to terminate this Lease effective at the end of the seventy fifth (75th) month of the Lease term provided that (i) the Lease is in full force and effect and no default by Lessee has occurred hereunder beyond applicable notice and cure periods, (ii) Lessee has provided Lessor with twelve
         (12) months prior written notice (the "Termination Notice"), and (iii) a check in the amount of One Million Nine Hundred Twenty One Thousand Nine Hundred Ninety Four and 43/100 Dollars ($1,921,994.43) (the "Termination Penalty") for unamortized Tenant Improvements and leasing commissions calculated at ten percent (10%) interest plus two (2) months rent accompanies the Termination Notice. Failure to pay the Termination Penalty to Lessor at the time the Termination Notice is delivered to Lessor shall make such Termination Notice null and void and of no force and effect whatsoever, and this Lease shall continue in full force and effect as if such Termination Notice had not been given. In the event that Lessee exercises its option as aforesaid, then, in such event, such termination shall be treated as if the term of this Lease had expired and all provisions contained in this Lease pertaining to the rights and obligations of Lessee and Lessor as to and as of the expiration of the term of this Lease shall apply in a like-manner to such early termination. In the event Lessee does not notify Lessor of its intent to terminate twelve (12) months prior to the end of the seventy fifth (75th) month of the Lease term, this Lease shall continue, in full force and effect, throughout the entire Lease term.

7. Right of First Refusal: Provided this Lease is in full force and effect and no default by Lessee has occurred hereunder, Lessee shall have the right of first refusal to lease space in the Building in accordance with the provisions set forth below, as such Space (as hereinafter defined) becomes available to lease to third parties. If Lessor receives a bona fide offer (the "Offer") from a third party to lease any portion of the Building (each such portion a "Space"), and the Offer is acceptable to Lessor, Lessor, prior to acceptance of the Offer, shall provide Lessee with the terms of the Offer in writing. Lessee must deliver written notice to Lessor within five (5) business days after receipt of such written terms of the Offer whether Lessee intends to lease the Space. Lessee's failure to notify Lessor within such time shall be deemed a waiver of Lessee's right to lease such Space. If Lessee timely notifies Lessor that it desires to lease the Space covered by the Offer, Lessor shall thereupon lease the Space to Lessee (and Lessee shall accept such Space) upon the terms and conditions as contained in this Lease except for any terms specified in the Offer which differ from the terms of this Lease, in which case the terms of the Offer shall govern. If Lessee exercises its right to lease the Space, the parties shall promptly thereafter execute an amendment to the Lease to include the Space and to document the lease terms thereof. If Lessee fails to accept the Offer, Lessor may at any time thereafter lease such Space to any party upon any terms Lessor deems appropriate. Lessee's rights described in this provision are personal to the original Lessee executing the Lease and may not be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than the original Lessee (and any Permitted Assignee).

8. Signage: Notwithstanding anything contained herein to the contrary, provided Lessee leases at least 67,000 rentable square feet in the Building, Lessee shall have the exclusive right to affix, at Lessee's sole cost and expense, a sign to the exterior of the Building displaying Lessee's trade name and logo; provided, however, that (a) the installation and maintenance of such sign shall be subject to Lessee providing to Lessor evidence satisfactory to Lessor that such sign complies with the requirements of all governmental and community authorities having jurisdiction over the Building and that Lessee has obtained all necessary government, community and other permits and approvals; (b) the size, materials, color, design, content, illumination, composition, mobility, location and all other aspects of such sign shall be acceptable to Lessor, in its reasonable discretion;
         (c) Lessee shall maintain and repair such sign during the term of the Lease, and all costs related to such sign, including provision, installation, maintenance, repair, utilities, removal (and the costs of any damage to the Building caused by removal), and the costs of obtaining all necessary permits and approvals, shall be borne by Lessee; and (d) Lessee shall remove such sign, at Lessee's expense, upon the expiration or earlier termination of the Lease Term. Lessee's rights as to signage are personal to the original Lessee executing the Lease and may not be exercised or be assigned, voluntarily, by or to any person or entity other than the original Lessee.

9. Other Signage: Lessor shall provide Building standard suite and Building lobby directory signage at Lessor's cost. Lessee shall also be entitled to its proportionate share of space on the monument signage for the Building and/or the Project, subject to local codes.

10. Satellite Dish: Lessor hereby consents to the installation by Lessee, at Lessee's sole cost and expense, of one standard dish-type communications antenna to be located on the roof of the Building, provided that prior to any such installation, the specifications and location of such antenna shall be reviewed and approved by Lessor. Lessee shall be responsible to assure that the installation, maintenance and removal and operation of such equipment (i) complies with all laws, rules and regulations applicable thereto and (ii) will not interfere with or adversely affect the operation of any other tenant, including any electrical or mechanical equipment thereof, located within the Building, and Lessee agrees to repair, and indemnify Lessor against, any damage or injury arising out of such installation, operation, maintenance and removal, including without limitation, any damage to the roof of the Building. In addition, Lessee shall furnish Lessor with a certificate of insurance specifying that the antenna is covered under Lessee's insurance policy and that the Lessor and its managing agent are named as additional insured. Other than the foregoing, there shall be no additional Lease costs associated with such rooftop rights. All other provisions of the Lease shall apply to the Satellite dish.

11. Guarantee of Lease: This Lease is guaranteed by PMC-Sierra, Inc., a Delaware corporation ("Guarantor"), as evidenced by that certain Guarantee of Lease dated January 9, 2001, by and between Lessor and Guarantor, a sample of which Guarantee of Lease is shown as Exhibit H attached hereto and incorporated herein by reference.



                                    EXHIBIT A
                                   FLOOR PLAN




                                  See Attached




                                    EXHIBIT B
                              WORK LETTER AGREEMENT


         THIS AGREEMENT entered into as of January 9, 2001, defines the scope of work to be provided by Transwestern - Robinson I, LLC, a Delaware limited liability company ("Lessor") in the Premises in Crown Point Corporate Center leased by PMC - Sierra US, Inc., a Delaware corporation ("Lessee") under a Lease dated January 9, 2001.

         It is the intent of this Agreement that Lessee shall be permitted freedom in the interior design and layout of its space, consistent with
applicable   building  codes  and  with  sound  architectural  and  construction practice, provided that no interference is caused to the operation of the building's mechanical heating, cooling or electrical systems or other building operations or functions, and no increase in maintenance or utility charges will be incurred by Lessor. Any additional cost of design, operation or maintenance which results from Lessee's deviation from Building Standard quantities or specifications shall be charged to the Lessee.

         Lessee shall construct the initial Tenant Improvements in the Premises (the "Tenant Improvements"). Lessee may select its own general contractor and subcontractors at its discretion. Furthermore, Lessee's general contractor and subcontractors will adhere to the rules and regulations for construction and access to the Premises to be mutually agreed upon by Lessor and Lessee. Lessor, upon presentation of invoices by Lessee on a monthly basis, shall reimburse Lessee for the cost of Lessee's design and construction of the initial Tenant Improvements up to the Improvement Allowance pursuant to Section 4 of the Rider No. 1.

         Lessor shall provide, at its sole cost and expense, the following Building services during the construction of the Tenant Improvements: electrical service. Lessor may charge a construction supervision fee in the amount of two and one-half percent (2 1/2%) of the Improvement Allowance.

LESSOR:                                    TRANSWESTERN - ROBINSON I, LLC,
                                           a Delaware limited liability company

                                           By:  Robinson Development Group, Inc.
                                           Its: Manager

                                           By:   _______________________________
                                                 Thomas E. Robinson
                                           Its:  President


LESSEE:                                    PMC - Sierra US, Inc.,
                                           a Delaware corporation

                                           By:   _______________________________

                                           Name: _______________________________

                                           Its:  _______________________________




                                    EXHIBIT C
                    SAMPLE FORM OF NOTICE OF LEASE TERM DATES


To:  _______________________________________         Date: ____________________

     _______________________________________



RE:  Office Lease dated____________,20______,between_______________ ,Lessor, and
__________________________,Lessee, concerning Suite____________,(the "Premises")
located at ___________________________________.


Dear                         :


In accordance with the above referenced Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by Lessee as being substantially complete in accordance with the Lease, and to its current actual knowledge, there is no deficiency in construction.

2. That Lessee has accepted and is in possession of the Premises, and acknowledges that under the provisions of the Lease, the Term of the Lease is for ______ years, with ______options to renew for ______years each, and commenced upon the Commencement Date of _________, 20_____ and is currently scheduled to expire on _________ , 20___ unless sooner terminated pursuant to any provision of the Lease.

3. That in accordance with the Lease, rental payment has commenced (or shall commence) on ______________________________.


4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ______________________________________________________ at
         ________________________________.


6. The exact number of rentable square feet within the Premises is __________________ square feet.


                                                   AGREED AND ACCEPTED

                                 Lessee:           _____________________________
                                 By:               _____________________________
                                 Print Name:       _____________________________
                                 Its:              _____________________________




                                    EXHIBIT D
                                   COMMON AREA


Common Areas:

         (a) Common Areas Defined. In this Lease, "Common Areas" means all areas, facilities and improvements provided, from time to time, in the Building or the Project for the mutual convenience and use of Lessees or other occupants of the Building, their respective agents, employees, contractors, customers and invitees and shall include, if provided, but shall not be limited to, the lobbies and hallways, the public restrooms, the parking areas, appurtenant grounds and facilities, access roads, driveways, retaining walls, sidewalks, walkways, landscaped areas, and exterior lighting facilities.

         (b) Lessor's Control. Lessor shall, as between Lessor and Lessee, at all times during the term of the Lease have the sole and exclusive control, management and direction of the Common Areas, and may at any time and from time to time during the term exclude and restrain any person from use or occupancy thereof, excepting, however, Lessee and other Lessees of Lessor and bona fide invitees of either who make use of said areas in accordance with the rules and regulations established by Lessor from time to time with respect thereto. The rights of Lessee in and to the Common Areas shall at all times be subject to the rights of others to use the same in common with Lessee, and it shall be the duty of Lessee to keep all of said areas free and clear of any obstructions created or permitted by Lessee or resulting from Lessee's operation. Lessor may at any time and from time to time close all or any portion of the Common Areas to make repairs or changes or to such extent as may, in the reasonable opinion of Lessor, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein, to close temporarily any or all portions of the said areas to discourage non customer parking, and to do and perform such other acts in and to said areas as, in the exercise of good business judgment, Lessor shall determine to be advisable with a view to the improvement of the convenience and use thereof by Lessees, their employees, agents, and invitees. Lessor shall not exercise any of the foregoing rights to the extent they unreasonably interfere with Lessee's use of the Premises. Lessor shall use reasonable efforts to minimize disruption to Lessee's business operations in exercising any of the foregoing rights.

         (c) Changes and Additions to the Building, Project Additional Construction. Lessor hereby reserves the right at any time to make alterations or additions to the Building and/or the Project, as well as in or to the street entrances, halls, passages, stairways and other common facilities thereof. Lessee agrees that Lessor shall at all times have the right and privilege of determining the nature and extent of the Common Areas and the Project, and of making such changes, rearrangements, additions or reductions therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interest of all persons using the Common Areas or which are as a result of any federal, state or local environmental protection or other law, rule, regulation, guidelines or order. Lessor shall not exercise any of the foregoing rights to the extent they unreasonably interfere with Lessee's use of the Premises. Lessor shall use reasonable efforts to minimize disruption to Lessee's business operations in exercising any of the foregoing rights.



                                    EXHIBIT E
                              RULES AND REGULATIONS

1. The entrances, lobby and other Common Areas shall be under the exclusive control of Lessor and shall not be obstructed or used by Lessee for any purpose other than their intended purposes.

2. Lessee shall not bring into the Premises or operate therein any engine, boiler, dynamo or machinery of any kind, or carry on any mechanical operations in the Premises, or place any explosive therein, or use any kerosene, oils or burning fluids therein, without first obtaining the written consent of Lessor.

3. If Lessee desires a safe for depositing valuables or securities, Lessor shall have the right to prescribe its weight, size and proper position. Nothing whatsoever shall be brought into the Building by Lessee, its agents, employees, or visitors which has a weight of more than 70 pounds per square foot, unless Lessor approves same and its proper position.

4. No nails are to be driven, the Premises are not to be defaced in any way, no boring or cutting for wires or other purposes is to be done, and no change in electric fixtures or other appurtenances of the Premises is to be made, without prior written consent of Lessor.

5. If Lessee desires telephonic or telegraphic connections, Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions no boring for wires will be permitted.

6. The Premises shall not be used for the purpose of lodging or sleeping rooms, nor in any way to damage the reputation of the Building; and Lessee shall not disturb or permit the disturbance of other tenants of the Building by the use of musical instruments or other noises, nor by any interface whatsoever. Nothing shall be placed or permitted upon the outside window sills.

7. No person or persons, other than employees of the Building shall be employed by Lessee for the purpose of cleaning or taking care of the Premises without the written consent of Lessor. Any person or persons so employed by Lessee (with the written consent of Lessor) shall be subject to, and under the control and direction of Lessor in the use of the Building and its facilities.

8. Lessor shall have the right to exclude or eject from the Building animals of every kind, bicycles, and all canvassers and other persons who conduct themselves in such a manner as to be, in the judgment of Lessor, an annoyance to the tenants or a detriment to the Building.

9. Two keys to the front door of the Premises (not including security system keys) will be provided at no cost. A reasonable number of additional keys will be provided upon payment of fees therefor. No locks shall be placed upon any doors of the Premises without first obtaining the written consent of Lessor and furnishing Lessor with keys to same. Lessee will not permit any duplicate keys to be made (all necessary keys to be furnished by Lessor). Upon termination of this Lease, Lessee shall surrender to Lessor all keys to an entry door of the Building. Lessee shall pay all costs incurred by Lessor as a result of such loss, including but not limited to, the cost of re-keying the Building entry door(s) and providing new keys to existing tenants of the Building.

10. All persons entering or leaving the Building may be required to identify themselves to watchman by registration or otherwise, and to establish their right to enter or leave the Building. (If Lessee uses the Premises during business days after 7:00 p.m. or prior to 8:00 a.m., or on Saturdays, Sundays or holidays, it shall be responsible for locking the Building after entry or exit.)

11. The toilet rooms, water-closets and other water apparatus shall not be used for any purpose other than those for which they are intended, and no sweepings, rubbish, rags or other injurious substances shall be placed therein. The cost of repair of any damage resulting from misuse or abuse by Lessee, its employees or guests shall be borne by Lessee.

12. Lessee may use the Building on nights, weekends, or holidays, without Lessor's consent; provided, however, that if Lessee desires to operate the heating or air conditioning for the Premises on nights, weekends or holidays, Lessee shall pay Lessor for such after hours usage at the rates and upon the terms set forth in the Lease.

13. Lessor will post on the directory of the Building one name, to be designated by Lessee at no charge. All additional names which Lessee shall desire posted upon said directory must be approved by Lessor, and if so approved a charge may be made for such additional listings.

14. If there are any glass entry doors to the Premises, Lessee must obtain Lessor's prior written approval, which Lessor may give or withhold in its sole discretion, of all furniture, interior finishes and other objects visible through such glass door(s).

15. Lessee must obtain prior written approval of any and all signage within the Common Area and or Building Premises.



                                    EXHIBIT F
                        SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT


         THIS AGREEMENT made this ___ day of _________________, 2000, between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (hereinafter called "Lender") and PMC - Sierra US, Inc., a Delaware corporation (hereinafter called "Lessee") and TRANSWESTERN-ROBINSON I, LLC, a Delaware limited liability company (hereinafter called "Lessor").

                          W I T N E S S E T H  T H A T:

         WHEREAS, Lender is the owner and holder of a Deed of Trust, Mortgage and Security Agreement (hereinafter called the "Security Instrument"), dated February 11, 1999, recorded in Liber 16837, at folio 648 of the Land Records of in Montgomery County, Maryland, covering the real property described in Exhibit A and the buildings and improvements thereon (hereinafter collectively called the "Mortgaged Premises") securing the payment of a promissory note in the stated principal amount of $12,200,000.00 payable to the order of Lender;

         WHEREAS, Lessee is the lessee under Lease Agreement (hereinafter called the "Lease") dated January 9, 2001, by and between Lessor and Lessee, covering certain property (hereinafter called the "Demised Premises") consisting of a part of the Mortgaged Premises; and

         WHEREAS,   Lessee,   Lessor   and  Lender   desire  to  confirm   their
understanding with respect to the Lease and the Security Instrument;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender, Lessor and Lessee hereby agree and covenant as follows:

         1. Subordination. The Lease now is, and shall at all times and for all purposes continue to be, subject and subordinate, in each and every respect, to the Security Instrument, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Instrument, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.

         2. Non-Disturbance. So long as (i) Lessee is not in default (beyond any period given Lessee to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Lessee's part to be performed, (ii) the Lease is in full force and effect, and (iii) Lessee attorns to Lender or a purchaser of the Mortgaged Premises as provided in Paragraph 3, then (a) Lessee's possession, occupancy, use and quiet enjoyment of the Demised Premises under the Lease, or any extensions or renewals thereof or acquisition of additional space which may be effected in accordance with any option therefor in the Lease, shall not be terminated, disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Security Instrument, and (b) Lender will not join Lessee as a party defendant in any action or proceeding for the purpose of terminating Lessee's interest and estate under the Lease because of any default under the Security Instrument.

         3. Attornment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between Lender or other purchaser of the Mortgaged Premises, who shall succeed to the rights and duties of Lessor, and Lessee. In such event, Lessee shall attorn to Lender or such purchaser, as the case may be, upon any such occurrence and shall recognize Lender or such purchaser, as the case may be, as the Lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Lessee agrees, however, to execute and deliver at any time and from time to time, upon the request of Lessor or of any holder(s) of any of the indebtedness or other obligations secured by the Security Instrument or any such purchaser, any instrument or certificate which, in the sole reasonable judgment of the requesting party, is necessary or appropriate, in connection with any such foreclosure or deed in lieu of foreclosure or otherwise, to evidence such attornment, which instrument or certificate shall be in form and content reasonably acceptable to Lessee. Lessee hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect the Lease and the obligations of Lessee thereunder as a result of any such foreclosure or deed in lieu of foreclosure.

         4. Obligations and Remedies. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Lender or other purchaser of the Mortgaged Premises, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Lessee (beyond any period given Lessee to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants and conditions of the Lease on Lessee's part to be performed that Lessor had or would have had if Lender or such purchaser had not succeeded to the interest of Lessor. Upon attornment by Lessee as provided herein, Lender or such purchaser shall be bound to Lessee under all the terms, covenants and conditions of the Lease and Lessee shall have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Lessee might have had under the Lease against Lessor if Lender or such purchaser had not succeeded to the interest of Lessor; provided, however, that Lender or such purchaser shall not be liable or bound to Lessee:

                  (a) for or by any rent or additional rent which Lessee might have paid for more than the current month to any prior lessor (including Lessor); or

                  (b) by any amendment or modification of the Lease made without Lender's consent that (i) results in a reduction of rent or other sums due and payable pursuant to the Lease (ii) modifies any operating covenant of Lessee in the Lease, (iii) reduces the term of the Lease,
         (iv) terminates the Lease, (v) modifies the terms of the Lease regarding surrendering possession of the Demised Premises, (vi) provides for payment of rent more than one month in advance, (vii) modifies the permitted uses under the Lease or (viii) modifies the provisions regarding Lessee's obligation to comply with all laws (including environmental laws) or (ix) materially increases Lessor's obligations under the Lease; or

                  (c) for any security deposit, rental deposit or similar deposit given by Lessee to a prior lessor (including Lessor) unless such deposit is actually paid over to Lender or such purchaser by the prior lessor; or

                  (d) for the construction of any improvements required of Lessor under the Lease in the event Lender or such purchaser acquires title to the Mortgaged Premises prior to full completion and acceptance by Lessee of improvements required under the Lease; provided, however, such lack of liability on the part of Lender or such purchaser pursuant to this subparagraph shall not affect Lessee's rights of self-help and offset or termination described in the Lease in the event of such failure to complete such improvements as long as Lessee has provided all applicable notices and cure periods as required under the Lease and this Agreement; or

                  (e) for the payment of any leasing commissions or other expenses for which any prior lessor (including Lessor) incurred the obligation to pay; or

                  (f) by any provision of the Lease restricting use of other properties owned by Lender, as lessor; or

                  (g) by any notice given by Lessee to a prior lessor (including Lessor) unless a copy thereof was also then given to Lender.

         The person or entity to whom Lessee attorns shall be liable to Lessee under the Lease only for matters arising during such person's or entity's period of ownership.

         5. No Abridgment. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Lessor under the Lease in the event of any default by Lessee (beyond any period given Lessee to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Lessee's part to be performed.

         6. Notices of Default to Lender. Lessee agrees to give Lender a copy of any default notice sent by Lessee under the Lease to Lessor.

         7. Representations by Lessee. Lessee represents and warrants to Lender that Lessee has validly executed the Lease; the Lease is valid, binding and enforceable and is in full force and effect in accordance with its terms; the Lease has not been amended except as stated herein; no rent under the Lease has been paid more than thirty (30) days in advance of its due date except for the first months' rent; to Lessee's current actual knowledge, there are no defaults existing under the Lease; and Lessee, as of this date, has no charge, lien, counterclaim or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due under the Lease.

         8. Rent Payment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Lessee agrees to pay all rents directly to Lender or other purchaser of the Mortgaged Premises, as the case may be, in accordance with the Lease immediately upon notice of Lender or such purchaser, as the case may be, succeeding to Lessor's interest under the Lease. Lessee further agrees to pay all rents directly to Lender immediately upon notice that Lender is exercising its rights to such rents under the Security Instrument or any other loan documents (including but not limited to any Assignment of Leases and Rents) following a default by Lessor or other applicable party. Lessee shall be under no obligation to ascertain whether a default by Lessor has occurred under the Security Instrument or any other loan documents. Lessor waives any right, claim or demand it may now or hereafter have against Lessee by reason of such direct payment to Lender and agrees that such direct payment to Lender shall discharge all obligations of Lessee to make such payment to Lessor.

         9. Notice of Security Instrument. To the extent that the Lease shall entitle Lessee to notice of any deed of trust or security agreement, this Agreement shall constitute such notice to the Lessee with respect to the Security Instrument and to any and all other deeds of trust and security agreements which may hereafter be subject to the terms of this Agreement.

         10. Lessor Defaults. Lessee agrees with Lender that effective as of the date of this Agreement: (i) Lessee shall not take any steps to terminate the Lease for any default by Lessor or any succeeding owner of the Mortgaged Premises until after giving Lender written notice of such default, stating the nature of the default and giving Lender thirty (30) days from receipt of such notice to effect cure of the same, or if cure cannot be effected within said thirty (30) days due to the nature of the default, Lender shall have a reasonable time to cure provided that it commences cure within said thirty (30) day period of time and diligently carries such cure to completion; and (ii) notice to Lessor under the Lease (oral or written) shall not constitute notice to Lender.

         11. Liability of Lender. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Lessee agrees that, notwithstanding anything to the contrary contained in the Lease, after such foreclosure sale or conveyance by deed in lieu of foreclosure, Lender shall have no personal liability to Lessee under the Lease and Lessee shall look solely to the estate and property of Lessor in the Mortgaged Premises, to the net proceeds of sale thereof or the rentals received therefrom, for the satisfaction of Lessee's remedies for the collection of a judgment or other judicial process requiring the payment of money by Lessor in the event of any default or breach by Lessor with respect to any of the terms, covenants, and conditions of the Lease to be observed or performed by Lessor and any other obligation of Lessor created by or under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedures for the satisfaction of Lessee's remedies. Further, in the event of any transfer by Lender of Lessor's interest in the Lease, Lender (and in the case of any subsequent transfers or conveyances, the then assignor), including each of its partners, officers, beneficiaries, co-lessees, shareholders or principals (as the case may be) shall be automatically freed and released, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements which accrue subsequent to the date of such transfer of Lessor's interest.


         12. Notice. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) telex, addressed as follows:


         To Lender:                  Guaranty Federal Bank, F.S.B.
                                     8333 Douglas Avenue
                                     Dallas, Texas 75225
                                     Attention: Commercial Real Estate Division

         With a copy to:             Guaranty Federal Bank, F.S.B.
                                     301 Congress Avenue, Suite 300
                                     Austin, Texas 78767
                                     Attention: Thomas Hourin

         To Lessee:                  PMC - Sierra US, Inc.
                                     105-8555 Baxter Place
                                     Burnaby, British Columbia
                                     VSA 4V7
                                     Attn: Mr. Don Thiel, Manager of Real Estate

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telex, upon receipt.

         13. No Amendment, Assignment or Subletting of Lease. INTENTIONALLY DELETED.

         14. No Amendment or Termination of Lease. INTENTIONALLY DELETED.

         15. Modification. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

         16. Successor Lender. The term "Lender" as used throughout this Agreement includes any successor or assign of Lender, any affiliate of Lender acquiring the Mortgaged Property at foreclosure or by deed-in-lieu of foreclosure, and any holder(s) of any interest in the indebtedness secured by the Security Instrument.

         17. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Premises, and their respective successors and assigns.

         18. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

         19. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

         20. Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed by all purposes by the law of the state where the Mortgaged Premises is located and the law of the United States applicable to transactions within such state.

         21. Counterparts. This Agreement may be executed in multiple counterparts and by the different parties hereto in separate counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute but one and the same instrument, with the same effect as if all parties to this Agreement had signed the same signature page.


         IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

                                    LENDER:

                                    GUARANTY FEDERAL BANK, F.S.B,
                                    a federal savings bank

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                   LESSEE:

                                    PMC - Sierra US, Inc.,
                                    a Delaware corporation

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    LESSOR:

                                    Transwestern - Robinson I, LLC,
                                    a Delaware limited liability company

                                    By:      Robinson Development Group, Inc.,
                                             a Virginia corporation, Its Manager

                                    By:
                                             -----------------------------------
                                    Name:    Thomas E. Robinson
                                    Title:   President



THE STATE OF TEXAS                          )
                                            )        ss.
COUNTY OF DALLAS                            )

         On this the  _______ day of  ________________,  2000,  the  undersigned officer, personally appeared ________________________, who acknowledged himself to be the _______________________ of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, and that he as such Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as
-----------------.


                                   ---------------------------------------------
                                   Notary Public of the State of Texas
                                   Print Name of Notary: _______________________

My commission expires:

--------------------




THE COMMONWEALTH OF VIRGINIA                )
                                            )        ss.
CITY OF VIRGINIA BEACH, VIRGINIA            )

         On this the  _______ day of  ________________,  2000,  the  undersigned officer, personally appeared ________________________, who acknowledged himself to be the _______________________ of Robinson Development Group, Inc., a Virginia corporation, in its capacity as Manager of TRANSWESTERN-ROBINSON I, LLC, a Delaware limited liability company, and that he as such Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as
-----------------.


                                   ---------------------------------------------
                                   Notary Public of the Commonwealth of Virginia Print Name of Notary: _______________________

My commission expires:

--------------------


--------------------------------            )
                                            )        ss.
--------------------------------            )

         On this the  _______ day of  ________________,  2000,  the  undersigned officer, personally appeared ________________________, who acknowledged himself to be the _______________________ of PMC - Sierra US, Inc., a Delaware corporation, and that he as such Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as _________________.


                                   ---------------------------------------------
                                   Notary Public of the ________________________
                                   Print Name of Notary: _______________________

My commission expires:

--------------------



                                    EXHIBIT A

                                LEGAL DESCRIPTION

Lot numbered Six (6) in Block lettered "A" in the subdivision known as "GAITHERSBURG NORTH RESEARCH AND DEVELOPMENT CENTER", as per plat thereof recorded in Plat Book 189 at Plat 20777, among the Land Records of Montgomery County, Maryland. (Said property being formerly known as "GAITHERSBURG NORTH RESEARCH AND DEVELOPMENT CENTER," as per plat thereof recorded in Plat Book 155 at Plat 17604, among the Land Records of Montgomery County, Maryland.)



                                    EXHIBIT G

                              Building Information


General Information

1.1 The Building is equipped to meet all applicable current codes, regulations and land use by-laws including disability access.

1.2      The Building is suitable for multi-tenant accommodation.

1.3 The Building mechanical and electrical systems allow for the potential of 24-hour year round operations.

1.4 A proximity card reader, a hands-free telephone, two double magnetic electric locks, an auto exit device and prop sensors are at the North vestibule outer doors. Double locks, auto exit device and prop sensors are at the South vestibule outer doors. Prop sensors are on the two exterior electrical room doors and exterior telephone room door as well as the East passageway door and the loading dock door. The Building fire panel and elevators are monitored.

1.5 All site work is completed, including landscaping, parking and site utilities.

1.6 The main Building lobby has been completed including all surfaces are finished, lighting, all doors, hardware and glazing are installed.

1.7 On current occupied floors, the Building exit corridors are completed including all finishes, doors and hardware and lighting.

1.8 On current occupied floors, the elevator vestibules are completed including all finishes, doors hardware and lighting.

1.9 The elevator cabs are complete including all finishes, doors, hardware and lighting.

1.10 The Building stairs are complete including all finishes, doors and lighting.

1.11 A satellite dish and/or antenna may be placed on the roof upon the reasonable review and approval of the Lessor. Additional review and approval is required from the architectural review committee of the park and governmental agencies.

Architectural

2.1 The East-West bay size is 30' and will be a multiple of the ceiling module. The South-West bay sizes are 35'-4" top bay, 26'-6" middle bay, 35'-2" bottom bay which are not multiples of the ceiling module.

2.2      The typical finished ceiling height is 8'-9".

2.3 The exterior wall below the window line is primed and ready for Lessee finish. The demising walls will be slab to slab gypsum board, ready for priming finish application.

2.4 The floors are level, finished and ready for future carpet and or vinyl tile installation.

2.5      The ceilings and lighting are to be installed by Lessee.

2.6 There are 3 elevator cabs for 128,445 RSF, one elevator is currently protected for assisting with Tenant Improvements.

2.7 The exterior windows are double glazed, tinted and equipped with new horizontal venetian blinds.

2.8 The Building has completed washroom areas, including all finishes, doors and hardware, lighting, plumbing, fixtures, life safety devices, partitions, and accessories installed to meet code and disability access.

Structural

3.1 The Building load is 80 lbs/sf of live load and 20/lbs/sf of partition load.

Mechanical/Plumbing

4.1      The  HVAC  system  is  capable  of  providing  building   environmental
         conditions meeting ASHRAE standards based on projections of 150 SF/person and 2W/sf heat gain from office equipment.

4.2 The HVAC system has the capacity to be modified by the Lessee for the Lessee layout.

4.3 Ventilation system complies with 20 cfm/person of outdoor air. This is based on ASHRAE 62-89, ventilation guidelines.

4.4 The HVAC system zones may be modified by the Lessee for the Lessee layout.

4.5      There are two (2) wet stacks plus the stack for the core toilets.

4.6 The Building has a fully automatic sprinkler system that may be modified by the Lessee for the Lessee layout.

Electrical

5.1 The Base Building has available per floor two (2) electrical closets (two riser locations, riser `A' & `B', one riser per closet). Each electrical closet has the capable of handling half of the floor electrical loads. All electrical closets are install, connected and running at the Base Building stage. Each closet has the following:

         One panel `HH' (VAV box connections), single section, rated at 277/480 volt, 3 phase - 4 wire, 400 amp main lugs only.

         One panel `H' (Lighting & equipment loads), single section, rated at 277/480 volt, 3 phase - 4 wire, 400 amp main lugs only.

         One panel `L' (Receptacle & equipment loads), two sections, rated at 120/208 volt, 3 phase - 4 wire, 400 amp main circuit breaker. These panels are fed from panel `H' via a step down transformer (Rated K-4).

5.2 There are no existing junction boxes with 120/208 volt power circuit connections for the floor square footage. All new 120/208 volt power per tenant must be brought from the existing `L' panels. These panels are designed to be expanded (add sections) if additional circuits are required. Typically all circuits are rated 20A 1P unless specifically required to be otherwise (i.e.: 15A 1P).

5.3 There are two risers per every floor, each riser will have the following:

                                            Riser `A'         Riser `B'
                                            ---------         ---------
                  Lighting                  3W/S.F.           3W/S.F.
                  Receptacles               2.3W/S.F.         2.3W/S.F.
                  Misc. Power               7.1W/S.F.         7.1W/S.F.
                  HVAC Heating              13W/S.F.          13W/S.F.
                  HVAC Cooling              7W/S.F.           7W/S.F.

5.4      The Building is designed around the T-8 lamp.

5.5      The lighting for the Lessee lab space will be installed by the Lessee.

5.6      The Lessee lighting is to be installed by the Lessee.

5.7      The Lessee electrical is be installed by the Lessee.

5.8 The telephone company has provided fiber optic cable to the Main Telephone wall space located on the first floor.

5.9 In a telephone room on each floor there are risers in line with the floor below for the ability to run communication lines.

5.10 An empty conduit will be available for the Lessee to use from the first floor telephone room to a telephone closet on each floor the Lessee has leased space.

5.11     The Building uses a battery back-up for Building life safety systems.




                     Specifications for Tenant Improvements


PARTITIONS:                Standard  Lessee  interior   partitioning  is  to  be
                           constructed of 1/2" gypsum wallboard on 2 1/2" galvanized steel studs floor to ceiling. Lessee demising partition is to be constructed of 1/2" gypsum wallboard on 3 5/8" galvanized steel studs floor to ceiling. This wall is required to have a one-hour fire rating.

PAINTING:                  Two  (2)   coats  of   latex   paint   for   interior
                           partitioning will be the standard minimum for each Lessee suite.

FLOOR COVERING:            A minimum  standard for floor  coverings is broadloom
                           carpet in a price point of $15/yd. installed. The minimum base specification is to be 4" vinyl cove in heavy gauge roll stock.

CEILING: Mineral fiber acoustical tile ceiling (Armstrong 2 x 2 "Cirrus" 75-558) will be the base specification in a 9/16" white flat tee suspended grid system.

DOORS: Suite Entry Doors - one pair of 3'-0" x 8'-6" premium finish, plain sliced maple wood veneer doors and Schlage "L" series mortised lever hardware for each suite entry. Doors will be solid core in a knock-down hollow metal frame.

                           Typical Lessee Interior Door - one complete 3'-0" x 8'-0" painted wood door with knock-down hollow metal frame, and Schlage "D" series Sparta passage set will be the Building standard.

                           All doors to have 2 pair bright  chrome  ball-bearing
                           hinges,  and  dome  floor  stops.   Recessed/Integral
                           closers to be provided on suite entry doors only.

                           All trim to be bright chrome (US-26).

LIGHTING:                  Fully  recessed  fluorescent  2' x 4' light  fixtures
                           with  18  cell   parabolic   reflectors,   electronic
                           ballast, T-8 lamps designed to provide adequate lighting at desk level. One fixture per each 80 feet of usable area is the standard design criterium.

ELECTRICAL                 OUTLETS:  Typical tenant layouts will require one 120
                           V duplex wall  electrical  outlet per 150 square feet
                           of rentable  space,  but this is to be used only as a
                           guide.  Outlets  to be white  receptacle  with  white
                           cover plates.  All excess outlets,  dedicated outlets
                           or  non-standard  NEMA  configurations   required  by
                           Lessee shall be approved by Building Design Engineer and colors are to match typical outlets.



TELEPHONE OUTLETS:         All phone  installation  is to be provided  solely by
                           Lessee. During bids, the GC will provide a telephone outlet that will include plaster trim ring and pull cord tied to ceiling grid, only. Communication wiring and cover plate by Lessee. Cover plates installed by the Lessee are to be white.

HEATING/COOLING
SYSTEM: Lessor will provide Building standard heating and cooling for normal office use at the point of VAV box location. Any excess capacity (or extra VAV boxes), special controls or exhaust required by Lessee layout shall be provided by Lessor at Lessee's expense. Lessee to provide beyond the VAV boxes.

WALL SWITCH:               Toggle  type wall  switches  will be the  standard in
                           addition to white cover plates.

SPRINKLERS:                Recessed type sprinkler heads with chrome escutcheons
                           are to be the Building standard.

MINI BLINDS:               Horizontal aluminum  mini-blinds will be installed on
                           all exterior glass.

SIGNAGE: Lessor will provide Lessee with a Building standard suite sign and will list the Lessee in the Building lobby directory.

ELEVATOR LOBBY:            Lessee to provide  design and  finishes to Lessor for
                           review and approval.

Any alternate to a specification must be reviewed and approved by Lessor.



                                  EXHIBIT H
                              SAMPLE LEASE GUARANTY


         THIS LEASE GUARANTY is made as of the 9th day of January, 2001, by PMC-Sierra, Inc., a Delaware corporation ("Guarantor"), in favor of Transwestern
- Robinson I, LLC, a Delaware limited liability company ("Lessor"). Guarantor recites as follows:

         A. Lessor and PMC-Sierra, US, Inc., a Delaware corporation ("Lessee"), have entered into that certain Office Lease (the "Lease") dated the date hereof pursuant to which Lessor is leasing to Lessee certain premises located at 400 Professional Drive, Gaithersburg, Maryland.

         B. As a condition precedent to Lessor's execution and delivery of the Lease, and as an inducement for Lessor to enter the Lease, Guarantor desires to guaranty the payment of all rent under the Lease on the terms and conditions described herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guaranties and agrees as follows:

         1. Guarantor absolutely and irrevocably guaranties the payment of all monthly rent, real estate taxes and operating expenses which may from time to time be due and owing by Lessee to Lessor under the Lease (the "Guaranteed Obligations"). If Lessee at any time fails to pay any Guaranteed Obligation prior to the expiration of any applicable cure period under the Lease, Guarantor will, upon demand from Lessor, pay the same. This Guaranty shall be continuing and shall terminate only upon the full and complete payment of all Guaranteed Obligations.

         2. This Guaranty is a guaranty of payment and not of collection, the obligations of Guarantor under this Guaranty are independent of the obligations of Lessee, and Lessor may enforce this Guaranty against Guarantor without first
(a) making any effort at collection or enforcement of any Guaranteed Obligations from or against Lessee or any other party that may be liable therefor, other than providing any notices and cure periods required under the Lease, (b) exercising or asserting any other right or remedy which may be available in connection with the Guaranteed Obligations or resorting to or exhausting any other security, guaranty or collateral held with respect to the Guaranteed Obligations, or (c) asserting or filing any claim against the assets of Lessee, Guarantor, or any other guarantor or any other party whatsoever. Neither failure by Lessor to enforce any or all of its rights under the Lease or to insist upon strict payment by Lessee of the Guaranteed Obligations, nor any grant by Lessor of any indulgences or extensions of time to Lessee for the payment of any Guaranteed Obligations, shall release Guarantor or in any way affect or diminish Guarantor's obligations under this Guaranty. Guarantor expressly waives any notice of acceptance of this Guaranty, diligence, presentment, demand, protest, extension of time for payment of the Guaranteed Obligations, and notice of any kind whatsoever, other than any notices and cure periods required under the Lease.

         3. This Guaranty shall remain and continue in full force and effect notwithstanding (a) the commencement or continuation of any action or proceeding by, against or concerning Lessee under any federal or state bankruptcy, insolvency or other debtor-relief law, (b) the voluntary or involuntary appointment of a receiver, trustee, keeper or other person who takes possession of any of Lessee's assets, regardless of whether such appointment occurs as a result of insolvency or any other cause, or (c) any assignment by Lessee for the benefit of its creditors.

         4. This Guaranty may not be amended, modified, waived, discharged or terminated orally or by course of conduct, but only by an instrument in writing duly executed by both Lessor and Guarantor. No waiver by Lessor of any default of Lessee or Guarantor or any other event shall be effective unless in writing, nor shall it operate as a waiver of any other default or of the same default on a future occasion.

         5. This Guaranty shall inure to the benefit of any person or persons, entity or entities who now or hereafter may be entitled to the benefits or obligated to perform the duties of Lessor under the Lease and shall be binding upon the heirs, legal representatives, successors and assigns of Guarantor. All rights and remedies of Lessor under this Guaranty and the Lease are cumulative and not restrictive of any other rights or remedies available at law or in equity.

         6. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed duly given (a) when personally delivered, (b) one day after being sent by Federal Express or similar overnight delivery service, charges prepaid, or (c) three (3) business days after being deposited in the U.S. Postal Service, postage prepaid, registered or certified mail, return receipt requested (or when actually received, if earlier), and addressed as follows: if to Lessor, at c/o CB Richard Ellis of Virginia, Inc., 192 Ballard Court, Suite 200, Virginia Beach, Virginia 23462, Attention Anthony Smith; if to Guarantor, at 105-8555 Baxter Place, Burnaby, British Columbia, VSA 4V7,
Attention: Don Thiel, Manager of Real Estate.

         7. The validity, effect, construction, performance and enforcement of this Guaranty shall be governed in all respects by the laws of the State of Maryland (without regard to conflicts of laws). Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty, by its duly-authorized representative, as of the day and year first above written.


                                        PMC-SIERRA, INC., a Delaware corporation

                                        By:
                                                 -------------------------------

                                        Its:
                                                 -------------------------------